Intangible Assets	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
Note 8 Intangible Assets
Licenses
TDS reviews attractive opportunities to acquire additional wireless spectrum, including pursuant to FCC auctions. TDS also may seek to divest outright or include in exchanges wireless spectrum that is not strategic to its long-term success. Prior to 2009, TDS accounted for U.S. Cellular’s share repurchases as step acquisitions, allocating a portion of the share repurchase value to TDS’ Licenses. Consequently, U.S. Cellular's Licenses on a stand-alone basis do not equal the TDS consolidated Licenses related to U.S. Cellular. Activity related to TDS' Licenses is presented below.

	U.S. Cellular	Wireline	Cable	Total
(Dollars in millions)
Balance at December 31, 2017	$2,227	$2	$3	$2,232
Acquisitions	8	—	—	8
Transferred to Assets held for sale	(51)	—	—	(51)
Divestitures	(11)	—	—	(11)
Exchanges - Licenses received	18	—	—	18
Exchanges - Licenses surrendered	(1)	—	—	(1)
Balance at December 31, 2018	2,190	2	3	2,195
Acquisitions	267	—	—	267
Divestitures	(10)	—	—	(10)
Exchanges - Licenses received	26	—	—	26
Exchanges - Licenses surrendered	—	—	—	—
Capitalized interest	2	—	—	2
Balance at December 31, 2019	$2,475	$2	$3	$2,480

Auctions 101 and 102
In June 2019, the FCC announced by way of public notice that U.S. Cellular was the provisional winning bidder for 408 wireless spectrum licenses in its 28 GHz auction (Auction 101) and 282 wireless spectrum licenses in its 24 GHz auction (Auction 102) for an aggregate purchase price of $256 million. U.S. Cellular paid substantially all of the $256 million in the first half of 2019. The wireless spectrum licenses from Auction 101 were granted by the FCC on October 2, 2019, and the wireless spectrum licenses from Auction 102 were granted by the FCC on December 11, 2019.
Goodwill
Activity related to TDS' Goodwill is presented below.

	Wireline[1]	Cable	Total
(Dollars in millions)
Balance at December 31, 2017	$409	$100	$509
Other	—	—	—
Balance at December 31, 2018	409	100	509
Acquisitions	—	38	38
Balance at December 31, 2019	$409	$138	$547

[1]	Accumulated impairment losses in prior periods were $29 million for Wireline.
Goodwill — Interim Impairment Assessment in 2017
U.S. Cellular
Based on 2017 developments, including wireless expansion plans announced by other companies and the results of the FCC’s forward auction of 600 MHz wireless spectrum licenses and other FCC actions, U.S. Cellular anticipated increased competition for customers in its primary operating markets from new and existing market participants over the long term. In addition, the widening adoption of unlimited data plans and other data pricing constructs across the industry, including U.S. Cellular’s introduction of unlimited plans in 2017, may limit the industry’s ability to monetize future growth in data usage. These factors when assessed and considered as part of U.S. Cellular’s annual planning process conducted in the third quarter of each year caused management to revise its long-range financial forecast in the third quarter of 2017. Based on the factors noted above, management identified a triggering event and performed a quantitative goodwill impairment test during the third quarter of 2017.
The results of the interim goodwill impairment test indicated that the carrying value of the U.S. Cellular reporting unit exceeded its fair value. Therefore, TDS recognized a loss on impairment of goodwill of $227 million to reduce the carrying value of goodwill for the U.S. Cellular reporting unit to zero in the third quarter of 2017.
Other
During the third quarter of 2017, due to slower than expected service revenue growth and revenue mix trending towards a higher proportion of lower margin revenue streams, management identified a triggering event related to its HMS operations and performed a quantitative goodwill impairment test.
TDS used a one-step quantitative approach that compared the fair value of its HMS operations to the carrying value. TDS weighted the discounted cash flow approach and guideline public company method to value the HMS operations. The discounted cash flow approach uses value drivers and considers risks specific to the industry as well as current economic factors. The guideline public company method develops an indication of fair value by calculating average market pricing multiples for selected publicly-traded companies. The developed multiples were applied to applicable financial measures of the HMS operations to determine fair value.
The results of the interim goodwill impairment test indicated that the carrying value of the HMS operations exceeded its fair value. Therefore, TDS recognized a loss on impairment of goodwill of $35 million to reduce the carrying value of goodwill for the HMS operations to zero in the third quarter of 2017.
Other intangible assets
Activity related to TDS' Other intangible assets is presented below.

	December 31, 2019			December 31, 2018
	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
(Dollars in millions)
Franchise rights	$255	$(34)	$221	$255	$(17)	$238
Customer lists and Trade name	151	(133)	18	166	(151)	15
Total	$406	$(167)	$239	$421	$(168)	$253

As discussed in Note 1 — Summary of Significant Accounting Policies and Recent Accounting Pronouncements, effective January 1, 2018, TDS prospectively changed its assessment of useful life for its franchise rights from indefinite-lived to 15 years. Amortization expense for intangible assets was $24 million, $26 million and $11 million for the years ended December 31, 2019, 2018 and 2017, respectively. Based on the current balance of finite-lived intangible assets, the estimated amortization expense is $25 million, $21 million, $20 million, $19 million and $17 million for the years 2020 through 2024, respectively.